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                                                       Rule 497(e)
                                                       Registration No. 33-11371
                                                       File No. 811-4982

                             HEARTLAND GROUP, INC.

                               Select Value Fund
                                Value Plus Fund
                                  Value Fund
                     Taxable Short Duration Municipal Fund
                   Short Duration High-Yield Municipal Fund
                        High-Yield Municipal Bond Fund
                                    -------
                            Wisconsin Tax Free Fund
                    (available to Wisconsin residents only)

                      Supplement Dated September 28, 2000
                                      to
                         Prospectus Dated June 9, 2000

Taxable Short Duration Municipal Fund, Short Duration High-Yield Municipal Fund, High-Yield Municipal Bond Fund and Wisconsin Tax Free Fund.

     On September 28, 2000, Philip J. Fiskow and Derek J. Pawlak became co-portfolio managers with Greg D. Winston for the Taxable Short Duration Municipal Fund, the Short Duration High-Yield Municipal Fund, the High-Yield Municipal Bond Fund and the Wisconsin Tax Free Fund. Mr. Fiskow joined Heartland Advisors on September 28th, as Senior Vice President and Director of Fixed Income. Prior to joining Heartland Advisors, he had been Treasurer and Chief Investment Officer for MMI Companies, Inc. since 1997, Senior Vice President and Chief Investment Officer for Pioneer Financial Services, Inc., from 1991 to 1997, and Senior Portfolio Manager for Asset Allocation and Management from 1988 to 1991. Mr. Pawlak joined Heartland Advisors as a credit analyst in February 1998 and is a Vice President. Prior to joining Heartland Advisors, he had been an Assistant Vice President-Underwriting/Registration for the firm of B.C. Ziegler and Company since April 1993, and a Vice President of its wholly owned subsidiary, Ziegler, Mortgage Securities, Inc. Mr. Pawlak has been a credit analyst for more than ten years, specializing in high yield securities for more than seven years. Mr. Winston will continue as a co-portfolio manager of the Funds, having previously served as co-manager with Thomas J. Conlin, who has resigned from Heartland Advisors.

Short Duration High-Yield Municipal Fund, High-Yield Municipal Bond Fund. As of October 2, 2000, the voluntary undertakings by Heartland Advisors to reimburse expenses and waive fees described in the Prospectus Supplement dated August 11, 2000, is no longer be in effect. However the firm's undertakings described on page 16 of the Prospectus to waive fees and/or reimburse expenses so that Fund net annual operating expenses (excluding brokerage commissions, interest and taxes) do not exceed the following percentages remain in effect: 0.75% of average daily net assets for the Short Duration High-Yield Municipal Fund and 0.95% of average daily net assets for the High-Yield Municipal Bond Fund.

     As previously disclosed, on August 3, 2000, Heartland Advisors, Inc. (the "Advisor"), investment advisor and distributor for the Heartland Funds, was reorganized. The Advisor is now a wholly owned subsidiary of Heartland Holdings, Inc., and is indirectly owned by its employees. Previously, the Advisor had been directly owned by its employees. The reorganization did not result in a change of management or control of the Advisor, nor have any effect on its operations.



                         1.800.HEARTLN (1.800.432.7856)
                             www.heartlandfunds.com